SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 21, 2003


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)






       DELAWARE                        33-60032                  62-1518973
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)





                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)

           Registrant's telephone, including area code (901) 320-8100



The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated
October 21, 2003:

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The following schedule should replace the corresponding Supplemental Financial
Data schedule included in the press release dated, October 20, 2003. The change is limited to a restatement of the total assets for the specialty fibers and corporate segments.

                           SUPPLEMENTAL FINANCIAL DATA
                                 (in $ millions)
Comparative Segment Results Analysis
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

                                                                           Results                    Variances
                                                                           -------                    ---------
                                                                                          Jul-Sep 03 vs       Jul-Sep 03 vs
                                                                         Jul-Sep 03         Apr-Jun 03          Jul-Sep 02
                                                                         ----------         ----------          ----------

Specialty Fibers            Net sales                                           107.3               (11.6)               (5.0)
                            Operating income                                     10.3                 2.2                (1.3)
                            Depreciation and amortization*                        6.7                (0.1)               (0.8)
                            Capital expenditures                                  9.1                 1.3                 5.5
                            Total assets (at end of period)                     503.4               (12.7)               (0.9)

Nonwovens materials         Net sales                                            53.2                 0.4                 5.8
                            Operating income                                      2.5                 0.8                 2.0
                            Depreciation and amortization*                        4.3                (0.1)                0.5
                            Capital expenditures                                  0.6                (0.7)               (0.1)
                            Total assets (at end of period)                     359.5                (1.1)               16.2

Corporate                   Net sales                                            (4.7)               (1.0)               (1.4)
                            Operating income**                                   (1.4)                7.0                (0.7)
                            Depreciation and amortization*                        0.8                 0.3                (0.2)
                            Capital expenditures                                    -                (0.1)               (0.3)
                            Total assets (at end of period)                     217.5               (16.5)              (31.9)

Total                       Net sales                                           155.8               (12.2)               (0.6)
                            Operating income**                                   11.3                 9.9                (0.1)
                            Depreciation and amortization*                       11.8                 0.1                (0.5)
                            Capital expenditures                                  9.7                 0.5                 5.1
                            Total assets (at end of period)                   1,080.4               (30.3)              (16.6)


* Depreciation and amortization includes depreciation, depletion and amortization of intangibles. Only the Corporate grouping has amortization of intangibles that is excluded from the determination of operating income.

** Asset impairment and restructuring costs are included in operating income for the corporate segment.


SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                           BUCKEYE TECHNOLOGIES INC.


                           /S/ KRISTOPHER J. MATULA
                           ----------------------------------------------------
                           Kristopher J. Matula
                           Executive Vice President, Chief Financial Officer October 21, 2003